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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 18, 2008

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

            NEVADA                    000-50944               84-1565820
----------------------------   -----------------------     ------------------
(State or other jurisdiction    (Commission File Number)    IRS Employer
of incorporation)                                          Identification No.)


          408 BLOOMFIELD DRIVE, UNIT #3, WEST BERLIN, NEW JERSEY 08091
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (856) 767-5661
                                                           --------------

          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

         On November 17, 2008, Eric Swain, Chief Executive Officer of Global Resource Corporation (the "Company") sent a letter to all of the shareholders of the Company (i) outlining his plans and goals as he assumes his position as chief executive officer of the Company and (ii) providing a brief update on the status of the Company's operations. Mr. Swain summarized the market opportunities for the Company, his business plan for the Company and also expressed his desire for continued quality communication between management and shareholders. Finally, Mr. Swain thanked the shareholders for their continued support. The entire text of this letter to the shareholders is attached to this filing.



Item 9.01 Financial Statements and Exhibits

Exhibit No.                Description.
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99.1                       Letter to Shareholders dated November 18, 2008




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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Global Resource Corporation


Date: November 18, 2008               /s/ Eric Swain
      -----------------               -------------------------------
                                     Eric Swain
                                     Chief Executive Officer